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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 2, 2005


                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


           DELAWARE                    1-12202                  93-1120873
(State or other jurisdiction of      (Commission               (IRS Employer
        incorporation)               File Number)            Identification No.)

             13710 FNB PARKWAY
              OMAHA, NEBRASKA                            68154-5200
   (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (402) 492-7300

            ____________________________________________________________
           (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 7.01 REGULATION FD DISCLOSURE.

      Attached as Exhibit 99.1 is a copy of Northern Border Partners, L.P.'s press release, dated December 2, 2005, regarding a presentation to be made by Northern Border Partners, L.P. at the Wachovia Securities 4th Annual Energy Pipeline Symposium in New York City, New York on Tuesday, December 6, 2005. The presentation materials are available on our web site at www.northernborderpartners.com.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  Exhibits.

        99.1     Northern Border Partners, L.P. press release dated
                 December 2, 2005.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NORTHERN BORDER PARTNERS, L.P.

Date:  December 2, 2005                   By: /s/ Jerry L. Peters
                                              ---------------------------
                                          Name:  Jerry L. Peters
                                          Title: Chief Financial and
                                                 Accounting Officer



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                                  EXHIBIT INDEX


Exhibit 99.1    --    Northern Border Partners, L.P. press release dated
                      December 2, 2005.